ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                         SUPPLEMENT DATED JUNE 27, 2007
TO THE PROSPECTUS DATED MAY 1, 2007, AS SUPPLEMENTED ON MAY 16, 2007 AND
                                   JUNE 20, 2007

            THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN
           THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND
                         RETAINED FOR FUTURE REFERENCE.


EFFECTIVE MAY 1, 2007, UNDER THE SUB-SECTION CAPTIONED "THE PORTFOLIO MANAGERS OF THE FUNDS" THE ENTRY FOR THE AZL OPPENHEIMER DEVELOPING MARKETS FUND ON PAGE 181 IS DELETED IN ITS ENTIRETY AND IS REPLACED BY THE FOLLOWING:

     The Fund's portfolio is managed by Justin Leverenz, who has been the person primarily responsible for the day-to-day management of the Fund's investments since May 2007.

     Mr. Leverenz, CFA, has been a Vice President of the Subadviser and Senior Analyst of Oppenheimer Global Fund and the Subadviser's International Equity Team since July 2004. Mr. Leverenz was the Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia from 2002 to 2004. He was Head of Equity Research Hong Kong +Taipei 1993-1995 and 1997-2000 and was Fund Manager at Martin Currie Investment Management in Edinburgh, Scotland from 1995 to 1997. He is also the portfolio manager of other portfolios in the OppenheimerFunds complex.



                                                                AZLPRO-004-0507